UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2006

The Smith & Wollensky Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16505 (Commission File Number)	58-2350980 (IRS Employer Identification No.)
880 Third Avenue New York, New York (Address of principal executive offices)	10022 (Zip Code)
(212) 838-2061 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 3, 2006, The Smith & Wollensky Restaurant Group, Inc. (the “Company”) issued a press release describing selected financial results of the Company for the quarter ended and fiscal year ended January 2, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 3, 2006 the Company held a conference call to discuss the selected financial results of the Company for the quarter ended and fiscal year ended January 2, 2006. A copy of the transcript of the call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The transcript has been selectively edited to facilitate the understanding of the contents of the conference call. During the course of the conference call, the Company referred to its simple cash flow, which is a non-GAAP financial measure. Simple cash flow is defined by the Company as pro forma net loss plus total depreciation. Set forth below is a reconciliation of simple cash flow to GAAP net loss, which is the most directly comparable GAAP financial measure. Management believes that simple cash flow provides meaningful supplemental information of the Company's operating results because it generally presents the company's results of operations on a cash basis. Simple cash flow provides management with a simple summary of operating results prior to depreciation. Simple cash flows should not be considered in isolation, or as a substitute for consolidated net income (loss), cash flows, or other consolidated income (loss) or cash flow data presented in accordance with GAAP.

THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.
AND SUBSIDIARIES
Reconciliation of Simple Cash Flow to Net Loss
(dollar amounts in thousands, except per share amounts)

	Fiscal Year Ended
	January 2,	January 3,
	2006	2005

GAAP Net Loss	$ (3,076)	$ (2,040)

Imapirment of assets impacted by hurricane, net	750	-
Write-down of renovated restaurant assets	314	-

Pro Forma Net Loss	(2,012)	(2,040)

Depreciation and amortization	5,216	4,694

Simple Cash Flow	$ 3,204	$ 2,654

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits
	99.1	Press Release of The Smith & Wollensky Restaurant Group, Inc. dated April 3, 2006
	99.2	Transcript from the earnings conference call of The Smith & Wollensky Restaurant Group, Inc. held on April 3, 2006

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Smith & Wollensky Restaurant Group, Inc.
By:	/s/ Samuel Goldfinger
Samuel Goldfinger
Chief Financial Officer, Treasurer and
Secretary

Date:	April 6, 2006

Index to Exhibits

Exhibit No.	Description of document
99.1*	Press Release of The Smith & Wollensky Restaurant Group, Inc. dated April 3, 2006
99.2*	Transcript from the earnings conference call of The Smith & Wollensky Restaurant Group, Inc. held on April 3, 2006

* Filed herewith